UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2010

Date of Report (Date of Earliest Event Reported)

BECKMAN COULTER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 S. Kraemer Boulevard

Brea, California 92822

(Address of Principal Executive Offices) (Zip Code)

(714) 993-5321

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 22, 2010, Beckman Coulter, Inc. (“Beckman Coulter”) issued a press release announcing operating results for the second quarter ended June 30, 2010. In its press release, Beckman Coulter included non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report is not incorporated by reference into any filings of Beckman Coulter made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Beckman Coulter, Inc. press release dated July 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECKMAN COULTER, INC.

Date: July 22, 2010	By:	/s/ Arnold A. Pinkston
	Name:	Arnold A. Pinkston
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit
99.1	Beckman Coulter, Inc. press release dated July 22, 2010